UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119

(Address of principal executive offices) (Zip code)

Andrew R. McCarroll, Esq.

Southeastern Asset Management, Inc.

6410 Poplar Ave., Suite 900

Memphis, TN 38119

(Name and address of agent for service)

Registrant’s telephone number, including area code: (901) 761-2474

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021.

Item 1(a). Longleaf Partners Funds Semi-Annual Report at June 30, 2021.

Semi-Annual Report
June 30, 2021
Partners Fund
Small-Cap Fund
International Fund
Global Fund

Cautionary Statement
One of Southeastern's “Governing Principles” is that “we will communicate with our investment partners as candidly as possible,” because we believe Longleaf shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals, and we have confidence in our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.
You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Current performance may be lower or higher than the performance quoted herein. Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Call (800) 445-9469 or go to southeasternasset.com for current performance information and for the Prospectus and Summary Prospectus, both of which should be read carefully before investing to learn about fund investment objectives, risks and expenses. This material must be accompanied or preceded by a prospectus. Please read it carefully before investing.
The price-to-value ratio (“P/V”) is a calculation that compares the prices of the stocks in a portfolio to Southeastern's appraisals of their intrinsic values. P/V represents a single data point about a Fund, and should not be construed as something more. P/V does not guarantee future results, and we caution investors not to give this calculation undue weight. P/V alone tells nothing about:
•	The quality of the businesses we own or the managements that run them;
•	The cash held in the portfolio and when that cash will be invested;
•	The range or distribution of individual P/V's that comprise the average; and
•	The sources of and changes in the P/V.
When all of the above information is considered, the P/V is a useful tool to gauge the attractiveness of a Fund's potential opportunity. It does not, however, tell when that opportunity will be realized, nor does it guarantee that any particular company's price will ever reach its value. We remind our shareholders who want to find a single silver bullet of information that investments are rarely that simple. To the extent an investor considers P/V in assessing a Fund's return opportunity, the limits of this tool should be considered along with other factors relevant to each investor.
Unless otherwise noted, performance returns of Fund positions combine the underlying stock and bond securities including the effect of trading activity during the period.
Risks
The Longleaf Partners Funds are subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Funds generally invest in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held by the Funds may be more volatile than those of larger companies. With respect to the Small-Cap Fund, smaller company stocks may be more volatile with fewer financial resources than those of larger companies. With respect to the International and Global Funds, investing in non- U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets. Diversification does not eliminate the risk of experiencing investment losses.
Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested.
Indexes
The S&P 500 Index is an index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe. The S&P 500 Value Index constituents are drawn from the S&P 500 and are based on three factors: the ratios of book value, earnings, and sales to price.
The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. The Russell 2000 Value index is drawn from the constituents of the Russell 2000 based on book-to-price (B/P) ratio.
The MSCI EAFE Index (Europe, Australia, Far East) is a broad based, unmanaged equity market index designed to measure the equity market performance of 21 developed markets, excluding the US & Canada.

The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across Developed Markets countries around the world, excluding the US and Canada.
The MSCI World Index is a broad-based, unmanaged equity market index designed to measure the equity market performance of 23 developed markets, including the United States.
The MSCI World Value Index captures large and mid-cap securities exhibiting overall value style characteristics across 23 Developed Markets countries.
An index cannot be invested in directly.
Definitions
An ETF is an exchange traded fund.
EBITDA is a company’s earnings before interest, taxes, depreciation and amortization.
Free Cash Flow (FCF) is a measure of a company’s ability to generate the cash flow necessary to maintain operations. Generally, it is calculated as operating cash flow minus capital expenditures.
Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows from an investment equal zero.
Price / Earnings (P/E) is the ratio of a company’s share price compared to its earnings per share.
A 13D filing is generally required for any beneficial owner of more than 5% of any class of registered equity securities, and who are not able to claim an exemption for more limited filings due to an intent to change or influence control of the issuer.
© 2021 Southeastern Asset Management, Inc. All Rights Reserved.
Longleaf, Longleaf Partners Funds  and the pine cone logo are registered trademarks of Longleaf Partners Funds Trust.
Southeastern Asset Management, Inc. is a registered trademark.
Funds distributed by ALPS Distributors, Inc.

Performance Summary (Unaudited)
Average Annual Returns for the Periods Ended June 30, 2021
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception
Partners Fund (Inception 4/8/87)	23.42%	62.43%	10.96%	7.55%	6.27%	10.25%
S&P 500 Index	15.25	40.79	17.65	14.84	8.61	10.59
Small-Cap Fund (Inception 2/21/89)	13.88	63.54	9.60	10.21	9.86	10.74
Russell 2000 Index	17.54	62.03	16.47	12.34	9.26	10.23
International Fund (Inception 10/26/98)	8.00	34.82	10.64	4.50	4.86	7.45
MSCI EAFE Index	8.83	32.35	10.28	5.89	5.78	5.62
Global Fund (Inception 12/27/12)	14.63	40.57	12.60	n/a	n/a	7.82
MSCI World Index	13.05	39.05	14.83	n/a	n/a	12.15
*	Year-to-date (YTD) not annualized.
The indices are unmanaged. During the inception year, the S&P 500 and the EAFE Index were available only at month-end; therefore the S&P 500 value at 3/31/87 and the EAFE value at 10/31/98 were used to calculate performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of a Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Partners Fund is 1.03% (gross) and 0.79% (net). Through at least October 31, 2022, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average net assets. The total expense ratio of the Small-Cap Fund is 0.96%. The total expense ratio for the International Fund is 1.20% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. The total expense ratio for the Global Fund is 1.33% (gross) and 1.15% (net). This expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Funds' current expense ratio.

Management Discussion (Unaudited)
Partners Fund
Longleaf Partners Fund added 4.40% in the second quarter, taking year-to-date returns to 23.42%, while the S&P 500 returned 8.55% and 15.25% over the same periods. Almost every company was positive in the quarter. The portfolio’s cash position and lack of information technology holdings together drove the majority of the relative performance drag in a period where growth stocks saw a (we believe temporary) rebound. Despite relative underperformance, it was a solid period for value per share growth at our holdings.
We highlighted several high-conviction companies in last quarter’s letter, and all saw positive progress. For example, Mattel reported another good quarter and is well on track to generating more free cash flow (FCF) this year than we initially expected. The company also continues to announce new media projects - including tangible progress for Polly Pocket and Masters of the Universe in the quarter - to monetize the value of its intellectual property. Lumen management spoke publicly of its efforts to realize value from its distinct parts, in line with the 13D that we filed at the end of last year. CNX Resources is taking advantage of gas price strength to lock in more FCF with accretive hedges. CK Hutchison began buying in stock in a material way, with more than $460 million in shares repurchased YTD.
The investments in the preceding paragraph have been long-term holdings, but what about our newer purchases? We have heard from long-time Southeastern/Longleaf observers who look at these stock charts and ask, “How can that still be cheap?” We continue to focus on the importance of value growth and dynamically updating our appraisals. MGM for example has seen very strong value growth since our purchase last year as the company’s properties in the US have rebounded much stronger than even the biggest optimists predicted. Management and the board have reduced risk by monetizing more of MGM’s holdings in MGM Growth Properties, its real estate subsidiary. There is still plenty of value to be added in the online division as well. All this leads to a value per share that was in the $30s last year now approaching $50. The company remains attractively discounted, even after price appreciated 109% since we first bought the stock 10 months ago.
But price will always be important to us, no matter how great qualitatively a business or people are or how nice it feels to have price and value momentum. We will gladly sell fully priced winners like Biogen, where positive news sent the company’s stock price to our appraisal in only a few short months, as detailed later in this letter.
More broadly, “value” had a pullback vs. “growth” in the second quarter on the back of lower interest rates and various other factors. Over the last year, we have seen interest rate consensus go from “low rates forever” for most of 2020 to “rates are definitely going up” in February/March of 2021 to now what feels like magical goldilocks thinking for growth stocks in the 1-2% US 10-year range. While we cannot predict precisely what rates will do in the near term, we welcome increased volatility on this all-important valuation input, especially after decades of gradual moves down have made things relatively harder for value-focused public equity investors.
It is also important to remember that, while what matters most will always be our individual holdings, we do not expect value to ever go up in a straight line. The chart below illustrates that point well. It can be easy to forget that, even in the greatest value bull market of our lifetime that started in 2000, there was a several month period after the initial turn in March/April in which growth fought back from similarly absurd relative valuations.

However, value ultimately prevailed (with even more ups and downs in 2001-02), and the next several years looked like the previous 200 years for value. (Note the chart below is a reprint from our “Why We Believe Value Will Work Again” white paper published in December 2020.)
Joining the macro with the stock specific, we continue to like our portfolios on both an earnings multiple and earnings growth basis vs. the growth and value parts of the index.
Contributors and Detractors
(Q2 Investment return; Q2 Fund contribution)
Biogen (51%, 1.78%), a biotechnology company specializing in therapies for the treatment of neurological diseases, contributed in a way that warrants a longer than usual writeup. When we first began buying the company in early January, the stock scored well on all three Business, People and Price criteria, but the range of outcomes was wider than most investments for us. On the business, while the company has had a leading position in neuroscience for decades, it had become a collection of assets that was hard for the stock market to value. This led to most short-term investors focusing on year-over-year (YOY) earnings declines in 2021 and pipeline uncertainty. We focused most on strong cash flows from Biogen’s Multiple Sclerosis franchise, a growing yet hidden biosimilars business, and a pipeline that we believed was actually quite interesting and diversified beyond the manic market focus on Aducanumab, a proposed treatment for Alzheimer’s. On the people front, we also liked what the board and management had been doing (large, discounted repurchases and prudent internal and external investments) and not doing (no big, dumb M&A or unsustainable dividends). Our single point appraisal was around $375/share, but we saw a range at the low end of slightly above $250 if the pipeline totally failed or approaching $500 if the company saw a reasonable amount of pipeline success. We also thought that we were effectively paying a very low double-digit multiple of FCF/share. It is important to note that we were not betting on our science expertise or any other predictions that fall outside our circle of competence. Rather, we used our bottom-up appraisal skills to find a security that was mispriced at that given moment - we had followed the company for over 10 years before our purchase - and that shorter-term investors were afraid to own due to the potential for near-term stock price volatility. We started with a partial position, as we felt the wider-than-usual range of outcomes and uncertainty around the stock could lead to the chance to fill it out at a better price later.
On June 7, the FDA approved Aducanumab (now known as Aduhelm) after a contentious process that has yet to fully play out. The stock shot upward, and our single point value increased to $425. With the stock trading at that level, we exercised our price discipline and sold our position. In this era of “multi-decade-compounders at any price” and given Southeastern’s history of being long term, it feels weird to be in and out of something so quickly. But it also feels OK to be able to use our appraisal skills to secure a payoff for our long-term clients. The company’s stock price has fallen since our sale, and we will continue to watch the price-to-value (P/V) gap going forward.
MGM (12%, 0.59%), the casino and online gaming company, was a top contributor as it reported a solid first quarter with Vegas EBITDAR (earnings before interest, taxes, depreciation, amortization and restructuring or rent costs) doubling sequentially and Regional EBITDAR actually growing strongly YOY due to exceptional cost control. The second quarter saw clear signs of even more growth with a strong rebound in travel to the company’s US properties. MGM also continued to de-risk its value and balance sheet by selling over $1 billion of fully valued shares of its real estate subsidiary MGM Growth Properties in the quarter. On the first day of July, the company announced a transaction to consolidate and sell the real estate of its CityCenter project at a price that was accretive to our value per share.
Williams (14%, 0.51%), the natural gas pipeline operator, was also a positive contributor. The value grew slowly but steadily thanks to continued cash flow growth at Williams’s main Transco pipeline, as well as good volume trends (up 11% YOY) in its Northeast assets. The stock traded up with gas price strength as the quarter went on. We believe that management is open to more transactions to grow and simplify value per share, and as industry conditions improve, this becomes more likely.
Portfolio Activity
As discussed in detail above, we sold our position in Biogen in the quarter. We trimmed CNX early in the quarter on the back of positive performance and added to the heavily discounted position in CK Hutchison. It has been harder to find strong US large-cap on-deck qualifiers as the year has gone on, but we have a number of companies in the portfolio where we hope to have the opportunity to fill out our positions. We have also added several businesses to the on-deck list in financial services, industrials, retail / consumer packaged goods, health care and media. We remain disciplined on the price we will pay and are watching and waiting for prices to cooperate so we can put our cash to work.
Outlook
Our outlook on the stock market and our portfolio is not dramatically different than it was the last time we wrote to you. Our confidence in the specific company opportunities in our portfolio has only grown, as our businesses made solid progress in the quarter, and we believe the Fund is more attractively positioned - qualitatively and quantitatively - than both the market and the average “value” strategy. We believe the recent pullback in value’s performance of the last month or so is a temporary blip, and that the strong performance that began in the second half of 2020 marks a longer-term reversion to the mean for value vs. growth.
We wrote in our 4Q20 letter about the work we have done to formalize the way we incorporate environmental, social and governance (ESG) issues within our firm and our investment process in the last several years. We are excited to share our first Annual ESG Report (southeasternasset.com/our-approach/), which highlights some of the progress we have made and the work we are doing to keep improving in this area. In addition to our annual ESG report, we will be sharing a semi-annual portfolio carbon footprint report going forward and will continue to discuss our engagement efforts with our management partners on these important issues in our quarterly letters and the Price-to-Value Podcast.
Speaking of podcasts, we thought it would be good to close with a recent interview that our Vice-Chairman Staley Cates did with Bob Huebscher of Advisor Perspectives (southeasternasset.com/podcasts/). It is a great summary of what we are all about at Southeastern and why we remain very excited about our future.

Performance History (Unaudited)
Partners Fund
Comparison of Change in Value of $10,000 Investment
Since Inception April 8, 1987
Average Annual Returns for the Periods Ended June 30, 2021
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 4/08/87
Partners Fund	23.42%	62.43%	10.96%	7.55%	6.27%	10.25%
S&P 500 Index	15.25	40.79	17.65	14.84	8.61	10.59
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the S&P 500 Index was available only at month-end in 1987, we used the 3/31/87 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Partners Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Mid-cap stocks held may be more volatile than those of larger companies.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Partners Fund is 1.03% (gross) and 0.79% (net). Through at least October 31, 2022, this expense ratio is subject to fee waiver to the extent the fund's normal annual operating expenses exceed 0.79% of average net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Partners Fund
Portfolio Holdings at June 30, 2021
		Net Assets
Investments		79.2%
Lumen Technologies, Inc.	10.2
Mattel, Inc.	6.1
Affiliated Managers Group, Inc.	6.0
CNH Industrial N.V.	5.8
Fairfax Financial Holdings Limited	5.2
MGM Resorts International	5.2
Douglas Emmett, Inc.	5.0
CNX Resources Corporation	4.9
CK Hutchison Holdings Limited	4.8
Holcim Ltd	4.7
Comcast Corporation	4.7
General Electric Company	4.5
FedEx Corporation	4.3
The Williams Companies, Inc.	4.1
Hyatt Hotels Corporation	3.7
Cash Reserves Net of Other Assets and Liabilities		20.8
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through June 30, 2021
New Holdings	Quarter
Biogen Inc.	1Q

Eliminations
Biogen Inc.	2Q
DuPont de Nemours, Inc.	1Q

Portfolio of Investments (Unaudited)
Partners Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation	269,094	$ 80,278,813	4.3%
Capital Markets
Affiliated Managers Group, Inc.	737,271	113,694,561	6.0
Construction Materials
Holcim Ltd(Formerly LafargeHolcim Ltd) (Switzerland)	1,492,787	89,388,645	4.7
Diversified Telecommunication Services
Lumen Technologies, Inc.	14,087,844	191,453,800	10.2
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	912,989	70,884,466	3.7
MGM Resorts International	2,286,705	97,527,968	5.2
		168,412,434	8.9
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	11,564,500	90,111,440	4.8
General Electric Company	6,379,263	85,864,880	4.5
		175,976,320	9.3
Insurance
Fairfax Financial Holdings Limited (Canada)	224,977	98,658,839	5.2
Leisure Products
Mattel, Inc.*	5,688,794	114,344,759	6.1
Machinery
CNH Industrial N.V. (Netherlands)	6,589,267	108,799,135	5.8
Media
Comcast Corporation - Class A	1,548,686	88,306,076	4.7
Oil, Gas & Consumable Fuels
CNX Resources Corporation*	6,723,090	91,837,409	4.9
The Williams Companies, Inc.	2,911,643	77,304,122	4.1
		169,141,531	9.0
Real Estate Investment Trusts (REITs)
Douglas Emmett, Inc.	2,827,624	95,064,719	5.0
Total Common Stocks (Cost $1,191,412,414)		1,493,519,632	79.2
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.00%, dated 06/30/21, due 07/01/21, Repurchase price $394,704,000 (Collateral: $402,598,143 U.S. Treasury Bonds, 2.50% - 3.375% due 11/15/44 to 11/15/48, Par $330,089,700) (Cost $394,704,000)	394,704,000	394,704,000	20.9
Total Investments (Cost $1,586,116,414)		1,888,223,632	100.1
Other Assets (Liabilities), Net		(968,212)	(0.1)
Net Assets		$ 1,887,255,420	100.0%

*	Non-income producing security.
Note: Non-U.S. Companies represent 20.5% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
Small-Cap Fund
Longleaf Partners Small-Cap Fund added 1.91% in the second quarter, taking year-to-date returns to 13.88%, while the Russell 2000 returned 4.29% and 17.54% in the same periods. The majority of our holdings were positive in the quarter, but it was a much more muted absolute return period contrasted to the dramatic small-cap rally in the last several quarters. The portfolio’s cash position was a primary driver of the relative performance drag in a period where growth stocks saw a (we believe temporary) rebound in the latter end of the quarter. Despite relative underperformance, it was a solid period for value per share growth at our holdings.
We highlighted several high-conviction companies in last quarter’s letter, and all saw positive progress. For example, Mattel reported another good quarter and is well on track to generating more free cash flow (FCF) this year than we initially expected. The company also continues to announce new media projects - including tangible progress for Polly Pocket and Masters of the Universe in the quarter - to monetize the value of its intellectual property. Lumen management spoke publicly of its efforts to realize value from its distinct parts, in line with the 13D that we filed at the end of last year. CNX Resources is taking advantage of gas price strength to lock in more FCF with accretive hedges.
In addition to these long-term holdings we highlighted last quarter, we have seen price rallies at some holdings that have prompted long-time Southeastern/Longleaf observers to look at these stock charts and ask, “How can that still be cheap?” We continue to focus on the importance of value growth and dynamically updating our appraisals. Realogy, for example, has seen massive value growth over the last 12 months due to both significant FCF generation (~$3 per share) and an improvement in the baseline FCF level that we capitalize. CEO Ryan Schneider also has taken advantage of wide-open credit markets to refinance the company’s debt, saving almost $100 million per year in the next 12 months vs. the 2020 run-rate, and therefore reducing risk while improving future value growth. Our appraisal has grown from the $10s this time last year well into the mid-$20s+ today. The company remains attractively discounted, even after price appreciated over 400% since its COVID-driven low last March.
But price will always be important to us, no matter how great qualitatively a business or people are or how nice it feels to have price and value momentum. We will gladly sell winners like PotlatchDeltic and Formula One, both of which we sold in the first quarter after strong price performance. We have not regretted selling the businesses (and both ended the second quarter below our last sale prices), but we do hope to have the opportunity to own both again.
More broadly, “value” had a pullback vs. “growth” in the second quarter on the back of lower interest rates and various other factors. Over the last year, we have seen interest rate consensus go from “low rates forever” for most of 2020 to “rates are definitely going up” in February/March of 2021 to now what feels like magical goldilocks thinking for growth stocks in the 1-2% US 10-year range. While we cannot predict precisely what rates will do in the near term, we welcome increased volatility on this all-important valuation input, especially after decades of gradual moves down have made things relatively harder for value-focused public equity investors.
It is also important to remember that, while what matters most will always be our individual holdings, we do not expect value to ever go up in a straight line. The chart below illustrates that point well. It can be easy to forget that, even in the greatest value bull market of our lifetime in 2000, there was a several month period after the initial turn in March/April in which growth fought back from similarly absurd relative valuations.

However, value ultimately prevailed (with even more ups and downs in 2001-02), and the next several years looked like the previous 200 years for value. (Note the chart below is a reprint from our “Why We Believe Value Will Work Again” white paper published in December 2020.)
Joining the macro with the stock specific, we continue to like our portfolios on both an earnings multiple and earnings growth basis vs. the growth and value parts of the index.
Contributors and Detractors
(Q2 Investment Return; Q2 Fund contribution)
Realogy (20%, 1.35%), the residential real-estate brokerage franchisor, was the top contributor after another strong quarter of operating results, solid housing numbers and, most importantly, great management actions to continue to improve the company’s financial strength. The key operating numbers came in the Franchising segment, where revenues and EBITDA (earnings before interest, taxes, depreciation and amortization) both grew over 40% year-over-year (YOY). Management made two very savvy, value-accretive moves in the quarter. Realogy completed its first refranchising transaction in some time. While small (and therefore largely ignored by the market), it was a great sign that this path is possible and getting more likely as the world returns to normal. Later in the quarter, Realogy issued very low-rate convertible debt with an effective strike price over $30 per share. This was unthinkable over a year ago, when it was feared that the company would need to issue straight equity in the single digits. CEO Ryan Schneider and team expertly navigated the company through a difficult period without needing to act out of desperation.
Graham Holdings (13%, 0.60%), the media, education and manufacturing conglomerate, was also a top contributor after its acquisition of Leaf Group in early April was well received by the market. Leaf Group is a smaller public company that is diversified across digital media and e-commerce. While we are generally wary of mergers and acquisitions, we think this deal can be a positive move that fits uniquely well with Graham’s existing assets. Graham was able to take advantage of a limited buyer universe, given Leaf’s size and disparate assets. Graham also reported a solid quarter that saw continued growth at the TV segment, with 8% YOY revenue growth without political advertising in either period.
Empire State Realty Trust (ESRT) (8%, 0.46%), the New York City property owner, contributed after reporting a positive quarter in April, a reinstated dividend in May and the world taking note of New York City returning to normal as the second quarter progressed. Office occupancy at the Empire State Building actually ticked up slightly quarter-over-quarter. Fears of massive vacancies and deeply depressed lease rates per square foot have not materialized. While this is good for ESRT’s existing assets, it is disappointing for its hopes to buy its own stock cheaply and/or acquire distressed assets.
Portfolio Activity
While there were no exits or large position weight changes in the quarter, we did find another new investment to add to the two that we purchased last quarter. This newest company remains undisclosed as we continue to fill out the position, but it is a business that we know well from a previous successful holding.
We can now talk more about the two new investments we made in the first quarter. Gruma is a consumer packaged goods company that is headquartered in Mexico but derives over 70% of its value from a dominant position in US tortillas and corn flour – the Mission and Maseca brands in particular. Surging corn prices have led to near-term earnings uncertainty, but we believe Gruma remains positioned for strong long-term earnings growth, and the owner-operator management team has a strong history of growing value per share. Idorsia is a diversified pharmaceutical company that is headquartered in Switzerland but also has a strong majority of its value in the US. We are most attracted to the husband and wife founding team of Jean-Paul and Martine Clozel. Their incredible track record at previous company Actelion led to a sale at a great price to Johnson and Johnson, which then led to the creation and spinoff of Idorsia. Idorsia is not as focused as other “theme-y” small cap drug stocks that fit into US ETFs. The company is also in a news lull now until more pipeline news later in 2021-22, so the market views it as “dead money”. We ultimately think the company will have several unique products in the market in the years to come, leading to significant FCF.
The portfolio ended the quarter with 19% cash. We have a number of companies in the portfolio where we hope to have the opportunity to fill out our positions and have also added two new businesses in the financial services industry to the on-deck list. We remain disciplined on the price we will pay and are watching and waiting for prices to cooperate so we can put our cash to work.
Outlook
Our outlook on the stock market and our portfolio is not dramatically different than it was the last time we wrote to you. Our confidence in the specific company opportunities in our portfolio has only grown, as our businesses made solid progress in the quarter, and we believe the Fund is more attractively positioned - qualitatively and quantitatively - than both the market and the average “value” strategy. We believe the recent pullback in value’s performance of the last month or so is a temporary blip, and that the strong performance that began in the second half of 2020 marks a longer-term reversion to the mean for value vs. growth. We would also caution proponents of a broad trade into small-cap value that there are vast qualitative differences between some of the lower-quality highflyers driving the Russell 2000 this year (yes meme stocks, but also lower quality, capital intense businesses like banks, retailers and commodity producers) and our more carefully selected portfolio.
We wrote in our 4Q20 letter about the work we have done to formalize the way we incorporate environmental, social and governance (ESG) issues within our firm and our investment process in the last several years. We are excited to share our first Annual ESG Report (southeasternasset.com/our-approach/), which highlights some of the progress we have made and the work we are doing to keep improving in this area. In addition to our annual ESG report, we will be sharing a semi-annual portfolio carbon footprint report and will continue to discuss our engagement efforts with our management partners on these important issues in our quarterly letters and the Price-to-Value Podcast.
Speaking of podcasts, we thought it would be good to close with a recent interview that our Vice-Chairman Staley Cates did with Bob Huebscher of Advisor Perspectives (southeasternasset.com/podcasts/). It is a great summary of what we are all about at Southeastern and why we remain very excited about our future.

Performance History (Unaudited)
Small-Cap Fund
Comparison of Change in Value of $10,000 Investment
Since Inception February 21, 1989
Average Annual Returns for the Periods Ended June 30, 2021
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 2/21/89
Small-Cap Fund	13.88%	63.54%	9.60%	10.21%	9.86%	10.74%
Russell 2000 Index	17.54	62.03	16.47	12.34	9.26	10.23
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Small-Cap Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Smaller company stocks may be more volatile with fewer financial resources than those of larger companies.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Small-Cap Fund is 0.96%. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Performance Summary (Unaudited)
Small-Cap Fund
Portfolio Holdings at June 30, 2021
		Net Assets
Investments		81.2%
Lumen Technologies, Inc.	13.0
Realogy Holdings Corp.	7.3
Mattel, Inc.	6.3
Empire State Realty Trust, Inc.	6.2
CNX Resources Corporation	5.5
Graham Holdings Company	5.3
Lazard Ltd	4.9
Eastman Kodak Company	4.8
Gruma, S.A.B. DE C.V.	4.6
Madison Square Garden Sports Corp.	4.2
Everest Re Group, Ltd.	4.2
LANXESS AG	4.0
Hyatt Hotels Corporation	3.8
Liberty Braves Group	3.6
Idorsia Ltd	3.5
Cash Reserves Net of Other Assets and Liabilities		18.8
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through June 30, 2021
New Holdings	Quarter
Gruma, S.A.B. DE C.V.	1Q
Idorsia Ltd	1Q
Madison Square Garden Sports Corp.	2Q

Eliminations
Liberty Media Formula One	1Q
PotlatchDeltic Corporation	1Q

Portfolio of Investments (Unaudited)
Small-Cap Fund
Common Stocks
	Shares	Value	% of Net Assets
Biotechnology
Idorsia Ltd* (Switzerland)	2,516,860	$ 69,201,749	3.5%
Capital Markets
Lazard Ltd - Class A(a)	2,146,464	97,127,496	4.9
Chemicals
LANXESS AG (Germany)	1,166,974	80,007,813	4.0
Diversified Consumer Services
Graham Holdings Company - Class B	165,499	104,909,816	5.3
Diversified Telecommunication Services
Lumen Technologies, Inc.	19,116,776	259,796,986	13.0
Entertainment
Liberty Braves Group - Series C*	2,562,776	71,168,289	3.6
Madison Square Garden Sports Corp. - Class A*	490,852	84,706,330	4.2
		155,874,619	7.8
Food Products
Gruma, S.A.B. DE C.V. (Mexico)	8,114,688	91,209,842	4.6
Hotels, Restaurants & Leisure
Hyatt Hotels Corporation - Class A	990,000	76,863,600	3.8
Insurance
Everest Re Group, Ltd.	329,954	83,151,708	4.2
Leisure Products
Mattel, Inc.*	6,269,977	126,026,538	6.3
Oil, Gas & Consumable Fuels
CNX Resources Corporation*(b)	8,099,112	110,633,870	5.5
Real Estate Investment Trusts (REITs)
Empire State Realty Trust, Inc.(b)	10,274,803	123,297,636	6.2
Real Estate Management & Development
Realogy Holdings Corp.*(b)	7,975,208	145,308,290	7.3
Total Common Stocks (Cost $1,229,773,023)		1,523,409,963	76.4
Preferred Stock

Technology Hardware, Storage & Peripherals
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%(b)(c)(d) (Cost $95,452,160)	932,150	94,986,085	4.8
Short-Term Obligations
	Principal Amount
Repurchase agreement with State Street Bank, 0.00%, dated 06/30/21, due 07/01/21, Repurchase price $376,322,000 (Collateral: $383,848,474 U.S. Treasury Bond, 3.00% due 11/15/44, Par $326,386,500) (Cost $376,322,000)	376,322,000	376,322,000	18.9
Total Investments (Cost $1,701,547,183)		1,994,718,048	100.1
Other Assets (Liabilities), Net		(2,018,769)	(0.1)
Net Assets		$1,992,699,279	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
(b)	Affiliated issuer during the period. See Note 6.
(c)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
See Notes to Financial Statements.

(d)	These shares were acquired directly from the issuer in a private placement on February 26, 2021 with a total cost at June 30, 2021 of $95,452,160. They are considered restricted securities under the Securities Act of 1933(the "33 Act"). These shares may be sold only if registered under the 33 ACT or an exemption is available. The issuer has filed with the SEC a registration statement on Form S-3 providing for the potential resale on an ongoing basis under 33 Act Rule 415 of Common Stock issuable upon conversion of the Series B Preferred Stock, subject to certain terms of a Registration Rights Agreement with the issuer. Due to the lack of an active trading market, all or a portion of this position may be illiquid. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists, and are valued using procedures adopted by the Board of Trustees (See Note 2).
Note: Non-U.S. Companies represent 12.1% of net assets.
See Notes to Financial Statements.

Management Discussion (Unaudited)
International Fund
Longleaf Partners International Fund added 1.19% in the quarter and 8.00% year-to-date, trailing the MSCI EAFE Index’s 5.17% and 8.83% for the same periods. US markets continued the monetary liquidity fueled run to ever sillier valuation levels, while non-US lagged relatively. The majority of our holdings were positive in the quarter. The Fund’s exposure to China and Hong Kong (including Netherlands-listed Prosus, whose business is driven by the Chinese consumer) was the biggest geographic headwind. FX was a moderate contributor to the Fund, as well as the MSCI EAFE index. Despite relative underperformance, it was a solid period for value per share growth at our holdings.
“Value” had a (we believe temporary) pullback vs. “growth” in the second quarter on the back of lower interest rates and various other factors. Over the last year, we have seen interest rate consensus go from “low rates forever” for most of 2020 to “rates are definitely going up” in February/March of 2021 to what now feels like magical goldilocks thinking for growth stocks in the 1-2% US 10-year range. While we cannot predict precisely what rates will do in the near term, we welcome increased volatility on this all-important valuation input, especially after decades of gradual moves down have made things relatively harder for value-focused public equity investors.
It is also important to remember that, while what matters most will always be our individual holdings, we do not expect value to ever go up in a straight line. The chart below illustrates that point well. It can be easy to forget that, even in the greatest value bull market of our lifetime that started in 2000, there was a several month period after the initial turn in March/April in which growth fought back from similarly absurd relative valuations.

However, value ultimately prevailed (with even more ups and downs in 2001-02), and the next several years looked like the previous 200 years for value. (Note the chart below is a reprint from our “Why We Believe Value Will Work Again” white paper published in December 2020.)
Last quarter we highlighted Swiss luxury products company Richemont as an example of the kind of superior quality company we have invested in over the last several years. Generally, the highest quality companies trade at deserved rich multiples. As discussed last quarter, occasionally because of local market complexity, broad non-US and/or regional cheapness, and company specific short-term issues, we have an opportunity to invest in such gems. The market began to recognize this in the quarter, and Richemont was the top contributor in the quarter, returning 26%.
Contributors and Detractors
(Q2 Investment Return; Q2 Fund contribution)
Richemont (26%, 1.19%), the Swiss luxury goods company, was the top contributor in the quarter. Richemont’s performance was driven primarily by the continued strong demand for luxury branded jewelry, a structural driver with a long runway as unbranded jewelry still accounts for approximately 75% of the total market. The most iconic brands continue to gain share disproportionately, particularly among the newer consumer groups in China and Southeast Asia, and Richemont’s Cartier and Van Cleef & Arpels are two of the strongest brands in the market. Richemont reported FY4Q jewelry growth of 62% YOY and, even more impressively, 28% on a 2-year comparison as the jewellery maisons shrugged off COVID and travel restrictions. Demand simply repatriated to domestic markets with Richemont demonstrating a strong ability to rapidly transition supply chains and retail distribution to mainland China in particular. With excellent capital expenditure (capex) and cost control, FCF generation has also been exceptionally strong, with over SFr4 billion of net cash on the balance sheet. This cash has been partially deployed to address YOOX Net-a-Porter (YNAP), which has implicitly been trading at a negative valuation for the past two years. Richemont invested €460 million into a joint venture in China with Farfetch, and into Farfetch itself, with the potential to leverage Farfetch’s technology and expertise to develop YNAP into a hybrid wholesale/marketplace model. Aided by the recent IPO of MyTheresa – a pure online luxury wholesale business which currently trades at 3x revenue – Richemont is finally benefitting from a recognition of the true value of the high net worth customers that are cornerstones of the YNAP model.
Domino’s Pizza Group (DPG) (15%, 0.75%), the leading UK pizza delivery company, was another top contributor in the quarter. The COVID-19 pandemic was a significant tailwind for DPG’s delivery business. However, lockdown dynamics negatively impacted carryout sales, which were ~20% of system revenue pre-pandemic. As the UK and Ireland re-open, DPG is demonstrating that new delivery customers acquired during the lockdown are proving to be sticky. At the same time, re-opening and return to the office dynamics are supporting a carryout recovery, resulting in a double benefit. Strong trends on top of the pandemic-assisted like-for-like sales of a year ago are demonstrating the strength of the business model and the renewed vigor of the system under new CEO Dominic Paul. We expect this strong performance to continue as the company supports and empowers the franchisee base and brings improved technology into play with the newly relaunched app and new analytics capabilities. The company is actively buying back shares on the back of a robust capital allocation policy.
CK Asset (CKA) (17%, 0.55%), the Hong Kong and China real estate company, was also a contributor in the quarter. In March, CKA announced a transaction to buy stakes in infrastructure assets from Li Ka Shing Foundation via scripts and structured a tender offer and buyback plan to offset the dilution. After hearing feedback from various shareholders (including us), CKA decided to increase the tender offer size, which will result in a net share count reduction when fully completed. This transaction was voted through at the EGM with enough shares tendered. The net effect is equivalent to CKA spending HK$17 billion cash for the deal and an additional HK$2.4 billion in buying back shares at HK$51/share. What the market did not expect is that after fully completing the deal, CKA continued on-market share buybacks, on top of additional insider buying. It is not surprising to us because CKA management recognizes that the business is being severely undervalued by the market today. Based on the deal circular, the net asset value (NAV) per share would be over HK$130, if carrying CKA’s properties at the market valuation.
Prosus (-12%, -0.71%), a global consumer internet group, was the top detractor in the quarter. There are two key components to Prosus’s NAV - its 29% stake in Tencent (which represents the majority of its appraisal) and the global e-commerce portfolio (which includes the food delivery, classifieds, payments and education technology investments). Tencent reported strong results in the first quarter with revenues up 25% and profits up 22% YOY. The online advertising, gaming and cloud businesses all delivered solid topline growth YOY and strengthened their competitiveness. The company also announced its plans to step up investments in cloud, large-scale gaming and short form video, which we believe can help drive higher value growth in the coming years. But its stock price performance was negatively impacted by increasing regulatory headwinds for the entire online platform industry. The global e-commerce portfolio reported strong results with revenues up 54% YOY in FY21 and trading loss margin improving by 11%. This portfolio has been independently valued by Deloitte at $39 billion vs. an investment of $16 billion (inception to date). IRR on these investments is greater than 20%. During the second quarter, Prosus announced the disposal of 2% of its Tencent stake, raising around $14 billion. This will provide the company with greater financial flexibility to invest in this growth ventures portfolio. Despite solid operating performance, the discount to NAV has increased in recent months primarily due to holding company Naspers’s (which owns a 73% stake in Prosus) excessive weighting (23%) on the South African Index (SWIX), which causes funds to limit their exposure to Naspers due to single stock ownership limits. To address this issue, Prosus announced a share exchange offer wherein Prosus proposes to acquire a 45.4% stake in Naspers in exchange for newly issued Prosus shares. This will reduce Naspers’s weighting on SWIX to 15% without any tax leakage. While this increases complexity by introducing crossholding structure, this is a value-accretive transaction for Prosus shareholders, as we are buying higher discount Naspers shares in exchange for relatively lower discount Prosus shares and addressing the key reason for the NAV discount. Prosus also announced an additional $5 billion share repurchase program alongside this transaction (on top of the $5 billion announced in November 2020). We believe these value accretive steps will lead to narrowing of discount to NAV. Given management’s alignment and history of unlocking values, we remain positive on Prosus and added to our position in the quarter.
Melco International (-10%, -0.60%), the Macau casino and resort holding company, was another top detractor in the quarter. The quarterly results (which were largely in-line with expectations) were a non-event because of the travel restrictions in its most important feeder markets, China and Hong Kong. As a result, revenue for the industry is down over 65%, and EBITDA is down almost 90% from pre-COVID levels. During the quarter, a COVID outbreak in parts of neighboring Guangdong province (the most important feeder market) led to tighter travel restrictions being imposed, hurting any signs of recovery after a strong May Golden Week holiday. While the reopening progress has been disappointing, we are confident that the demand is not impaired and Chinese consumers will come back strongly as vaccination rolls out and travel restrictions ease. Macau will be the biggest and the earliest beneficiary of Chinese outbound tourism. Melco International’s operating subsidiary Melco Resorts (MLCO) reported property level EBITDA that, adjusting for the luck factor and bad debt provision, has shown a sequential improvement. MLCO continues to outperform the industry in the Macau mass segment with mid-single digit gross gaming revenue (GGR) growth on a quarter-over-quarter basis. In June, Melco International announced its joint venture with Agile to develop and operate a theme park in Zhongshan, Guangdong, contributing US$23 million for the land acquisition and US$28 million for the development costs. Although earnings contribution would be minimal in the near term, we still see value in the project, as this should enhance Melco’s brand value in Guangdong and may serve them well on the license renewal front with increasing non-gaming contribution without a significant capital outlay. CEO Lawrence Ho, who has shown strong capital allocation skills during many uncertain times in the past, is well aligned with the shareholders, and we were encouraged to see him buying shares during the quarter. We continue to believe Melco’s mid-to-long-term growth prospect is intact, and it will emerge stronger post-COVID given Lawrence Ho and his team’s strong execution and the company’s leading position in the premium mass segment. We took advantage of the price discount to add to our position in the quarter.
Portfolio Activity
We exited one position in the quarter in Becle, a leading manufacturer of tequila and whiskeys based in Mexico. Like Richemont, Becle sits in our top category of business quality rank. We did not sell it lightly, but when the share moved above our top end of the valuation range, we exited the small remaining position. The holding period return was 87% in under three years. We trimmed Richemont after its strong quarter took the position to an overweight. Likewise, we trimmed Fairfax on the back of good performance. We added opportunistically to more heavily discounted Lanxess, Alibaba, Millicom, Prosus and Melco. We also initiated two new positions, which will be discussed in more detail in future letters, as both positions are still in process of being filled out. The portfolio ended the quarter at 8% cash, and the Fund would essentially be fully invested if prices cooperate so both new positions can scale to a full weight. The on-deck list remains healthy, and global research productivity is high, reflecting the opportunity set.
Outlook
Our outlook on the stock market and our portfolio is not dramatically different than it was the last time we wrote to you. Our confidence in the specific company opportunities in our portfolio has only grown, as our businesses made solid progress in the quarter, and we believe the Fund is more attractively positioned - qualitatively and quantitatively - than both the market and the average “value” strategy. We believe the recent pullback in value’s performance of the last month or so is a temporary blip, and that the strong performance that began in the second half of 2020 marks a longer-term reversion to the mean for value vs. growth.
Non-US markets continue to have more opportunities and a healthy on-deck list. Cash has increased slightly in the quarter, mostly due to timing, not a reflection on opportunity set. We are finding much to be excited about in China, Hong Kong and increasingly, India. Europe remains a target-rich environment. While not broadly as cheap from a top-down level as sometimes in the recent past, Europe broadly remains highly inefficient in our view, providing ample idiosyncratic opportunities for our style of investing.
We wrote in our 4Q20 letter about the work we have done to formalize the way we incorporate environmental, social and governance (ESG) issues within our firm and our investment process in the last several years. We are excited to share our first Annual ESG Report (southeasternasset.com/our-approach), which highlights some of the progress we have made and the work we are doing to keep improving in this area. In addition to our annual ESG report, we will be sharing a semi-annual portfolio carbon footprint report and will continue to discuss our engagement efforts with our management partners on these important issues in our quarterly letters and the Price-to-Value Podcast.
Speaking of podcasts, we thought it would be good to close with a recent interview that our Vice-Chairman Staley Cates did with Bob Huebscher of Advisor Perspectives (southeasternasset.com/podcasts/). It is a great summary of what we are all about at Southeastern and why we remain very excited about our future.

Performance History (Unaudited)
International Fund
Comparison of Change in Value of $10,000 Investment
Since Inception October 26, 1998
Average Annual Returns for the Periods Ended June 30, 2021
	YTD*	1 Year	5 Year	10 Year	20 Year	Since Inception 10/26/98
International Fund	8.00%	34.82%	10.64%	4.50%	4.86%	7.45%
MSCI EAFE Index	8.83	32.35	10.28	5.89	5.78	5.62
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Because the MSCI EAFE Index was available only at month-end in 1998, we used the 10/31/98 value for performance since inception. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The International Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the International Fund is 1.20% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
International Fund
Portfolio Holdings at June 30, 2021
		Net Assets
Investments		91.9%
EXOR N.V.	7.8
Melco International Development Limited	6.2
Glanbia plc	5.8
Domino's Pizza Group PLC	5.4
Prosus N.V.	5.1
Compagnie Financiere Richemont SA (Common & Warrants)	5.0
Fairfax Financial Holdings Limited	4.7
Lazard Ltd	4.6
LANXESS AG	4.6
Accor S.A.	4.5
CK Hutchison Holdings Limited	4.4
Gruma, S.A.B. DE C.V.	4.3
Holcim Ltd	4.1
Millicom International Cellular S.A.	3.8
CK Asset Holdings Limited	3.7
Baidu, Inc. ADR	3.0
Jollibee Foods Corporation	2.9
Alibaba Group Holding ADR	2.8
Premier Foods plc	2.7
Applus Services, S.A.	2.2
Great Eagle Holdings Limited	2.2
Gree Electric Appliances, Inc. of Zhuhai	2.1
Cash Reserves Net of Other Assets and Liabilities		8.1
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through June 30, 2021
New Holdings	Quarter
Alibaba Group Holding ADR	1Q
Gree Electric Appliances, Inc.
of Zhuhai	2Q
Premier Foods plc	2Q

Eliminations
Becle, S.A.B. de C.V.	2Q
MinebeaMitsumi Inc.	1Q

Portfolio of Investments (Unaudited)
International Fund
Common Stocks
	Shares	Value	% of Net Assets
Capital Markets
Lazard Ltd - Class A(a) (United States)	1,499,630	$ 67,858,258	4.6%
Chemicals
LANXESS AG (Germany)	975,451	66,876,984	4.6
Construction Materials
Holcim Ltd(Formerly LafargeHolcim Ltd) (Switzerland)	1,010,480	60,507,921	4.1
Diversified Financial Services
EXOR N.V. (Netherlands)	1,427,930	114,390,430	7.8
Food Products
Glanbia plc (Ireland)	5,241,505	85,084,918	5.8
Gruma, S.A.B. DE C.V. (Mexico)	5,556,769	62,458,597	4.3
Premier Foods plc* (United Kingdom)	25,800,405	39,115,911	2.7
		186,659,426	12.8
Hotels, Restaurants & Leisure
Accor S.A.* (France)	1,757,417	65,620,663	4.5
Domino's Pizza Group PLC (United Kingdom)	14,881,498	79,995,549	5.4
Jollibee Foods Corporation (Philippines)	9,660,860	42,273,066	2.9
Melco International Development Limited* (Hong Kong)	49,266,700	90,483,771	6.2
		278,373,049	19.0
Household Durables
Gree Electric Appliances, Inc. of Zhuhai (China)	3,805,362	30,683,416	2.1
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	8,336,000	64,954,729	4.4
Insurance
Fairfax Financial Holdings Limited (Canada)	155,162	68,042,968	4.7
Interactive Media & Services
Baidu, Inc. ADR* (China)	214,001	43,634,804	3.0
Internet & Direct Marketing Retail
Alibaba Group Holding ADR* (China)	179,083	40,612,443	2.8
Prosus N.V. (Netherlands)	766,590	74,963,918	5.1
		115,576,361	7.9
Professional Services
Applus Services, S.A. (Spain)	3,338,850	32,622,501	2.2
Real Estate Management & Development
CK Asset Holdings Limited (Hong Kong)	7,743,500	53,456,409	3.7
Great Eagle Holdings Limited (Hong Kong)	9,449,835	32,131,119	2.2
		85,587,528	5.9
Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA (Switzerland)	587,579	71,093,725	4.9
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	1,402,806	55,534,601	3.8
Total Common Stocks (Cost $1,046,683,439)		1,342,396,701	91.8
Warrants

Textiles, Apparel & Luxury Goods
Compagnie Financiere Richemont SA Warrants, exercise price $72.41, 11/22/23* (Switzerland) (Cost $0)	1,311,288	878,680	0.1
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 3/25/22, with BNP Paribas, Strike Price $7.80 (Cost $658,750)	155,000,000	232,500	0.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 06/30/21, due 07/01/21, Repurchase price $120,984,000 (Collateral: $123,403,805 U.S. Treasury Bond, 3.38% due 11/15/48, Par $96,775,400) (Cost $120,984,000)	120,984,000	$ 120,984,000	8.3%
Total Investments (Cost $1,168,326,189)		1,464,491,881	100.2
Other Assets (Liabilities), Net		(2,312,184)	(0.2)
Net Assets		$1,462,179,697	100.0%

*	Non-income producing security.
(a)	Master Limited Partnership
Country Weightings
Net Assets
Hong Kong	16.5%
Netherlands	12.9
Switzerland	9.1
United Kingdom	8.1
China	7.9
Ireland	5.8
Canada	4.7
United States	4.6
Germany	4.6
France	4.5
Mexico	4.3
Sweden	3.8
Philippines	2.9
Spain	2.2
Cash & Other	8.1
100.0%
Regional Weightings

See Notes to Financial Statements.

Management Discussion (Unaudited)
Global Fund
Longleaf Partners Global Fund added 1.27% in the second quarter, taking year-to-date (YTD) returns to 14.63%, while the MSCI World returned 7.74% and 13.05% over the same periods. The majority of our holdings were positive in the quarter. The portfolio’s cash position together with a few unrelated holdings that declined in price drove the majority of the relative performance drag in a period where growth stocks saw a (we believe temporary) rebound. Despite relative underperformance, it was a solid period for value per share growth at our holdings.
We highlighted several high-conviction companies in last quarter’s letter, and all saw positive progress. For example, CNX Resources is taking advantage of gas price strength to lock in more free cash flow (FCF) with accretive hedges. Lumen management spoke publicly of its efforts to realize value from its distinct parts, in line with the 13D that we filed at the end of last year. CK Hutchison began buying in stock in a material way, with more than $460 million in shares repurchased YTD.
The investments in the preceding paragraph have been long-term holdings, but what about our newer purchases? We have heard from long-time Southeastern/Longleaf observers who look at these stock charts and ask, “How can that still be cheap?” We continue to focus on the importance of value growth and dynamically updating our appraisals. MGM for example has seen very strong value growth since our purchase last year as the company’s properties in the US have rebounded much stronger than even the biggest optimists predicted. Management and the board have reduced risk by monetizing more of MGM’s holdings in MGM Growth Properties, its real estate subsidiary. There is still plenty of value to be added in the online division as well. All this leads to a value per share that was in the $30s last year now approaching $50. The company remains attractively discounted, even after price appreciated 101% since we first bought the stock 9 months ago.
But price will always be important to us, no matter how great qualitatively a business or people are or how nice it feels to have price and value momentum. We will gladly sell fully priced winners like Biogen, where positive news sent the company’s stock price to our appraisal in only a few short months, as detailed later in this letter.
More broadly, “value” had a pullback vs. “growth” in the second quarter on the back of lower interest rates and various other factors. Over the last year, we have seen interest rate consensus go from “low rates forever” for most of 2020 to “rates are definitely going up” in February/March of 2021 to now what feels like magical goldilocks thinking for growth stocks in the 1-2% US 10-year range. While we cannot predict precisely what rates will do in the near term, we welcome increased volatility on this all-important valuation input, especially after decades of gradual moves down have made things relatively harder for value-focused public equity investors.
It is also important to remember that, while what matters most will always be our individual holdings, we do not expect value to ever go up in a straight line. The chart below illustrates that point well. It can be easy to forget that, even in the greatest value bull market of our lifetime that started in 2000, there was a several month period after the initial turn in March/April in which growth fought back from similarly absurd relative valuations.

However, value ultimately prevailed (with even more ups and downs in 2001-02), and the next several years looked like the previous 200 years for value. (Note the chart below is a reprint from our “Why We Believe Value Will Work Again” white paper published in December 2020.)
Joining the macro with the stock specific, we continue to like our portfolios on both an earnings multiple and earnings growth basis vs. the growth and value parts of the index.
Contributors and Detractors
(Q2 Investment Return; Q2 Fund contribution)
Biogen (52%, 1.24%), a biotechnology company specializing in therapies for the treatment of neurological diseases, contributed in a way that warrants a longer than usual writeup. When we first began buying the company in early January, the stock scored well on all three Business, People and Price criteria, but the range of outcomes was wider than most investments for us. On the business, while the company has had a leading position in neuroscience for decades, it had become a collection of assets that was hard for the stock market to value. This led to most short-term investors focusing on year-over-year (YOY) earnings declines in 2021 and pipeline uncertainty. We focused most on strong cash flows from Biogen’s Multiple Sclerosis franchise, a growing yet hidden biosimilars business, and a pipeline that we believed was actually quite interesting and diversified beyond the manic market focus on Aducanumab, a proposed treatment for Alzheimer’s. On the people front, we also liked what the board and management had been doing (large, discounted repurchases and prudent internal and external investments) and not doing (no big, dumb M&A or unsustainable dividends). Our single point appraisal was around $375/share, but we saw a range at the low end of slightly above $250 if the pipeline totally failed or approaching $500 if the company saw a reasonable amount of pipeline success. We also thought that we were effectively paying a very low double-digit multiple of FCF/share. It is important to note that we were not betting on our science expertise or any other predictions that fall outside our circle of competence. Rather, we used our bottom-up appraisal skills to find a security that was mispriced at that given moment - we had followed the company for over 10 years before our purchase - and that shorter-term investors were afraid to own due to the potential for near-term stock price volatility. We started with a partial position, as we felt the wider-than-usual range of outcomes and uncertainty around the stock could lead to the chance to fill it out at a better price later.
On June 7, the FDA approved Aducanumab (now known as Aduhelm) after a contentious process that has yet to fully play out. The stock shot upward, and our single point value increased to $425. With the stock trading at that level, we exercised our price discipline and sold our position. In this era of “multi-decade-compounders at any price” and given SAM’s history of being long term, it feels weird to be in and out of something so quickly. But it also feels OK to be able to use our appraisal skills to secure a payoff for our long-term clients. The company’s stock price has fallen since our sale, and we will continue to watch the price-to-value (P/V) gap going forward.
Williams (14%, 0.50%), the natural gas pipeline operator, was also a positive contributor. The value grew slowly but steadily thanks to continued cash flow growth at Williams’s main Transco pipeline, as well as good volume trends (up 11% YOY) in its Northeast assets. The stock traded up with gas price strength as the quarter went on. We believe that management is open to more transactions to grow and simplify value per share, and as industry conditions improve, this becomes more likely.
MGM (12%, 0.43%), the casino and online gaming company, was a top contributor as it reported a solid first quarter with Vegas EBITDAR (earnings before interest, taxes, depreciation, amortization and restructuring or rent costs) doubling sequentially and Regional EBITDAR actually growing strongly YOY due to exceptional cost control. The second quarter saw clear signs of even more growth with a strong rebound in travel to the company’s US properties. MGM also continued to de-risk its value and balance sheet by selling over $1 billion of fully valued shares of its real estate subsidiary MGM Growth Properties in the quarter. On the first day of July, the company announced a transaction to consolidate and sell the real estate of its CityCenter project at a price that was accretive to our value per share.
Prosus (-12%, -0.55%), a global consumer internet group, was the top detractor in the quarter. There are two key components to Prosus’s net asset value (NAV) - its 29% stake in Tencent (which represents the majority of its appraisal) and the global e-commerce portfolio (which includes the food delivery, classifieds, payments and education technology investments). Tencent reported strong results in the first quarter with revenues up 25% and profits up 22% YOY. The online advertising, gaming and cloud businesses all delivered solid topline growth YOY and strengthened their competitiveness. The company also announced its plans to step up investments in cloud, large-scale gaming and short form video, which we believe can help drive higher value growth in the coming years. But its stock price performance was negatively impacted by increasing regulatory headwinds for the entire online platform industry. The global e-commerce portfolio reported strong results with revenues up 54% YOY in FY21 and trading loss margin improving by 11%. This portfolio has been independently valued by Deloitte at $39 billion vs. an investment of $16 billion (inception to date). IRR on these investments is greater than 20%. During the second quarter, Prosus announced the disposal of 2% of its Tencent stake, raising around $14 billion. This will provide the company with greater financial flexibility to invest in this growth ventures portfolio. Despite solid operating performance, the discount to NAV has increased in recent months primarily due to holding company Naspers’s (which owns a 73% stake in Prosus) excessive weighting (23%) on the South African Index (SWIX), which causes funds to limit their exposure to Naspers due to single stock ownership limits. To address this issue, Prosus announced a share exchange offer wherein Prosus proposes to acquire a 45.4% stake in Naspers in exchange for newly issued Prosus shares. This will reduce Naspers’s weighting on SWIX to 15% without any tax leakage. While this increases complexity by introducing crossholding structure, this is a value-accretive transaction for Prosus shareholders, as we are buying higher discount Naspers shares in exchange for relatively lower discount Prosus shares and addressing the key reason for the NAV discount. Prosus also announced an additional US$5 billion share repurchase program alongside this transaction (on top of the US$5 billion announced in November 2020). We believe these value accretive steps will lead to narrowing of discount to NAV. Given management’s alignment and history of unlocking values, we remain positive on Prosus and added to our position in the quarter.
Melco International (-10%, -0.42%), the Macau casino and resort holding company, was another top detractor in the quarter. The quarterly results (which were largely in-line with expectations) were a non-event because of the travel restrictions in its most important feeder markets, China and Hong Kong. As a result, revenue for the industry is down over 65%, and EBITDA is down almost 90% from pre-COVID levels. During the quarter, a COVID outbreak in parts of neighboring Guangdong province (the most important feeder market) led to tighter travel restrictions being imposed, hurting any signs of recovery after a strong May Golden Week holiday. While the reopening progress has been disappointing, we are confident that the demand is not impaired and Chinese consumers will come back strongly as vaccination rolls out and travel restrictions ease. Macau will be the biggest and the earliest beneficiary of Chinese outbound tourism. Melco International’s operating subsidiary Melco Resorts (MLCO) reported property level EBITDA that, adjusting for the luck factor and bad debt provision, has shown a sequential improvement. MLCO continues to outperform the industry in the Macau mass segment with mid-single digit gross gaming revenue (GGR) growth on a quarter-over-quarter basis. In June, Melco International announced its joint venture with Agile to develop and operate a theme park in Zhongshan, Guangdong, contributing US$23 million for the land acquisition and US$28 million for the development costs. Although earnings contribution would be minimal in the near term, we still see value in the project, as this should enhance Melco’s brand value in Guangdong and may serve them well on the license renewal front with increasing non-gaming contribution without a significant capital outlay. CEO Lawrence Ho, who has shown strong capital allocation skills during many uncertain times in the past, is well aligned with the shareholders, and we were encouraged to see him buying shares during the quarter. We continue to believe Melco’s mid-to-long-term growth prospect is intact, and it will emerge stronger post-COVID given Lawrence Ho and his team’s strong execution and the company’s leading position in the premium mass segment. We took advantage of the price discount to add to our position in the quarter.
Portfolio Activity
As discussed in detail above, we sold our position in Biogen in the quarter. We trimmed CNX early in the quarter on the back of positive performance and added to more heavily discounted positions in Affiliated Managers Group, Melco International, Ferrovial and Prosus. We were excited to find two new investments, one Chinese consumer brand in an industry we know well and one European financial services company that gets incorrectly grouped with inferior peers and has underrecognized new leadership. Both holdings remain undisclosed as we continue to fill out the positions, but we will look forward to sharing more details next quarter. We have also added several companies to the on-deck list in financial services, industrials, retail / consumer packaged goods, health care and media. We remain disciplined on the price we will pay and are watching and waiting for prices to cooperate so we can put our cash to work.
Outlook
Our outlook on the stock market and our portfolio is not dramatically different than it was the last time we wrote to you. Our confidence in the specific company opportunities in our portfolio has only grown, as our businesses made solid progress in the quarter, and we believe the Fund is more attractively positioned - qualitatively and quantitatively - than both the market and the average “value” strategy. We believe the recent pullback in value’s performance of the last month or so is a temporary blip, and that the strong performance that began in the second half of 2020 marks a longer-term reversion to the mean for value vs. growth.
We wrote in our 4Q20 letter about the work we have done to formalize the way we incorporate environmental, social and governance (ESG) issues within our firm and our investment process in the last several years. We are excited to share our first Annual ESG Report (southeasternasset.com/our-approach/), which highlights some of the progress we have made and the work we are doing to keep improving in this area. In addition to our annual ESG report, we will be sharing a semi-annual portfolio carbon footprint report and will continue to discuss our engagement efforts with our management partners on these important issues in our quarterly letters and the Price-to-Value Podcast.
Speaking of podcasts, we thought it would be good to close with a recent interview that our Vice-Chairman Staley Cates did with Bob Huebscher of Advisor Perspectives (southeasternasset.com/podcasts/). It is a great summary of what we are all about at Southeastern and why we remain very excited about our future.

Performance History (Unaudited)
Global Fund
Comparison of Change in Value of $10,000 Investment
Since Inception December 27, 2012
Average Annual Returns for the Periods Ended June 30, 2021
	YTD*	1 Year	5 Year	Since Inception 12/27/12
Global Fund	14.63%	40.57%	12.60%	7.82%
MSCI World Index	13.05	39.05	14.83	12.15
*	Year-to-date (YTD) not annualized.
The index is unmanaged. Returns reflect reinvested capital gains and dividends but not the deduction of taxes an investor would pay on distributions or share redemptions. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting southeasternasset.com. The Global Fund is subject to stock market risk, meaning stocks in the Fund may fluctuate in response to developments at individual companies or due to general market and economic conditions. Also, because the Fund generally invests in 15 to 25 companies, share value could fluctuate more than if a greater number of securities were held. Investing in non-U.S. securities may entail risk due to non-U.S. economic and political developments, exposure to non-U.S. currencies, and different accounting and financial standards. These risks may be higher when investing in emerging markets.
As reported in the Prospectus dated May 1, 2021, the total expense ratio for the Global Fund is 1.33% (gross) and 1.15% (net). The expense ratio is subject to fee waiver to the extent normal annual operating expenses exceed 1.15% of average annual net assets. Please refer to the Financial Highlights within this report for the Fund's current expense ratio.

Portfolio Summary (Unaudited)
Global Fund
Portfolio Holdings at June 30, 2021
		Net Assets
Investments		86.9%
Lumen Technologies, Inc.	9.5
EXOR N.V.	9.0
CK Hutchison Holdings Limited	5.8
Fairfax Financial Holdings Limited	5.3
CNX Resources Corporation	4.8
Millicom International Cellular S.A.	4.7
Comcast Corporation	4.7
Prosus N.V.	4.5
Melco International Development Limited	4.5
General Electric Company	4.5
Holcim Ltd	4.4
FedEx Corporation	4.3
The Williams Companies, Inc.	4.1
MGM Resorts International	3.9
Affiliated Managers Group, Inc.	2.5
Credit Suisse Group AG	2.4
Hyatt Hotels Corporation	2.2
Gree Electric Appliances, Inc. of Zhuhai	2.2
Accor S.A.	2.1
Ferrovial S.A.	1.5
Cash Reserves Net of Other Assets and Liabilities		13.1
		100.0%
Fund holdings are subject to change and holding discussions are not recommendations to buy or sell any security.
Portfolio Changes January 1, 2021 through June 30, 2021
New Holdings	Quarter
Biogen Inc.	1Q
Credit Suisse Group AG	2Q
Ferrovial S.A.	1Q
Gree Electric Appliances, Inc.
of Zhuhai	2Q

Eliminations
Biogen Inc.	2Q
CK Asset Holdings Limited	1Q
DuPont de Nemours, Inc.	1Q
MinebeaMitsumi Inc.	1Q

Portfolio of Investments (Unaudited)
Global Fund
Common Stocks
	Shares	Value	% of Net Assets
Air Freight & Logistics
FedEx Corporation (United States)	55,641	$ 16,599,379	4.3%
Capital Markets
Affiliated Managers Group, Inc. (United States)	62,900	9,699,809	2.5
Credit Suisse Group AG (Switzerland)	877,090	9,187,524	2.4
		18,887,333	4.9
Construction & Engineering
Ferrovial S.A. (Spain)	194,986	5,722,315	1.5
Construction Materials
Holcim Ltd(Formerly LafargeHolcim Ltd) (Swiss Exchange) (Switzerland)	107,042	6,420,785	1.7
Holcim Ltd(Formerly LafargeHolcim Ltd) (French Exchange) (Switzerland)	175,293	10,496,610	2.7
		16,917,395	4.4
Diversified Financial Services
EXOR N.V. (Netherlands)	428,992	34,366,236	9.0
Diversified Telecommunication Services
Lumen Technologies, Inc. (United States)	2,685,831	36,500,443	9.5
Hotels, Restaurants & Leisure
Accor S.A.* (France)	215,419	8,043,588	2.1
Hyatt Hotels Corporation - Class A (United States)	109,563	8,506,471	2.2
Melco International Development Limited* (Hong Kong)	9,442,388	17,341,995	4.5
MGM Resorts International (United States)	349,035	14,886,343	3.9
		48,778,397	12.7
Household Durables
Gree Electric Appliances, Inc. of Zhuhai (China)	1,026,592	8,277,622	2.2
Industrial Conglomerates
CK Hutchison Holdings Limited (Hong Kong)	2,835,529	22,094,652	5.8
General Electric Company (United States)	1,284,385	17,287,822	4.5
		39,382,474	10.3
Insurance
Fairfax Financial Holdings Limited (Canada)	46,348	20,324,922	5.3
Internet & Direct Marketing Retail
Prosus N.V. (Netherlands)	177,646	17,371,790	4.5
Media
Comcast Corporation - Class A (United States)	313,453	17,873,090	4.7
Oil, Gas & Consumable Fuels
CNX Resources Corporation* (United States)	1,353,650	18,490,859	4.8
The Williams Companies, Inc. (United States)	587,732	15,604,285	4.1
		34,095,144	8.9
Wireless Telecommunication Services
Millicom International Cellular S.A.* (Sweden)	454,496	17,992,690	4.7
Total Common Stocks (Cost $262,529,127)		333,089,230	86.9
Options Purchased
	Notional Amount
Currency
Hong Kong Dollar Put, 3/25/22, with BNP Paribas, Strike Price $7.80 (Cost $80,750)	19,000,000	28,500	0.0
See Notes to Financial Statements.

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase agreement with State Street Bank, 0.00%, dated 06/30/21, due 07/01/21, Repurchase price $50,728,000 (Collateral: $51,742,656 U.S. Treasury Bond, 3.00% due 11/15/44, Par $43,996,000) (Cost $50,728,000)	50,728,000	$ 50,728,000	13.3%
Total Investments (Cost $313,337,877)		383,845,730	100.2
Other Assets (Liabilities), Net		(699,071)	(0.2)
Net Assets		$ 383,146,659	100.0%

*	Non-income producing security.
Country Weightings
Net Assets
United States	40.5%
Netherlands	13.5
Hong Kong	10.3
Switzerland	6.8
Canada	5.3
Sweden	4.7
China	2.2
France	2.1
Spain	1.5
Cash & Other	13.1
100.0%
Regional Weightings

See Notes to Financial Statements.

Statements of Assets and Liabilities (Unaudited)
at June 30, 2021
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Assets:
Non-affiliated investments in securities, at value (Cost $1,191,412,414, $934,288,581, $1,047,342,189, $262,609,877, respectively)	$ 1,493,519,632	$ 1,144,170,166	$ 1,343,507,881	$ 333,117,730
Affiliated investments, at value (Cost $0, $390,936,602, $0, $0, respectively)	—	474,225,881	—	—
Repurchase agreements, at value (Cost $394,704,000, $376,322,000, $120,984,000 and $50,728,000, respectively)	394,704,000	376,322,000	120,984,000	50,728,000
Cash	705	61	797	76
Receivable from:
Fund shares sold	66,425	1,234,286	74,759	1,000
Dividends and interest	1,057,348	2,913	—	54,575
Investment Counsel	347,873	—	—	53,359
Foreign tax reclaims	—	372,982	934,075	43,155
Other assets	18,101	33,082	17,757	4,433
Total Assets	1,889,714,084	1,996,361,371	1,465,519,269	384,002,328
Liabilities:
Payable for:
Fund shares redeemed	747,238	1,935,972	880,683	175,000
Securities purchased	—	—	988,391	207,615
Investment Counsel fee	1,393,787	1,467,682	1,285,838	398,867
Administration fee	173,784	183,636	132,825	35,455
Other accrued expenses	143,855	74,802	51,835	38,732
Total Liabilities	2,458,664	3,662,092	3,339,572	855,669
Net Assets	$ 1,887,255,420	$ 1,992,699,279	$ 1,462,179,697	$ 383,146,659
Net assets consist of:
Paid-in capital	$ 1,488,598,411	$ 2,047,020,564	$ 1,222,396,173	$ 298,479,541
Total distributable earnings (losses)	398,657,009	(54,321,285)	239,783,524	84,667,118
Net Assets	$1,887,255,420	$1,992,699,279	$1,462,179,697	$383,146,659
Net asset value per share	$ 26.82	$ 27.16	$ 18.77	$ 15.20
Fund shares issued and outstanding (unlimited number of shares authorized, no par value)	70,373,066	73,364,311	77,890,529	25,209,746
See Notes to Financial Statements.

Statements of Operations (Unaudited)
For the Six Months Ended June 30, 2021
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net of foreign tax withheld of $337,466, $213,670, $532,714, $102,328, respectively)	$ 20,867,779	$ 13,010,261	$13,085,818	$ 3,991,754
Dividends from affiliates	—	4,606,079	—	—
Total Investment Income	20,867,779	17,616,340	13,085,818	3,991,754
Expenses:
Investment Counsel fee	7,371,901	7,934,500	6,444,472	2,093,680
Administration fee	916,801	991,815	660,953	186,105
Transfer agent fees and expenses	509,948	241,114	212,487	33,009
Trustees’ fees and expenses	151,568	168,650	104,578	31,424
Custodian fees and expenses	42,457	23,369	111,483	24,936
Other	136,372	198,431	107,748	58,195
Total Expenses	9,129,047	9,557,879	7,641,721	2,427,349
Expenses waived and/or reimbursed	(1,886,210)	—	(60,614)	(286,399)
Net expenses	7,242,837	9,557,879	7,581,107	2,140,950
Net Investment Income	13,624,942	8,058,461	5,504,711	1,850,804
Realized and Unrealized Gain:
Net Realized Gain (Loss):
Non-affiliated securities	97,028,223	41,185,718	33,371,392	11,979,359
Affiliated securities	—	(40,587,318)	—	—
Forward currency contracts	—	—	(2,489,459)	—
Foreign currency transactions	(700)	(1,901)	(306,932)	(63,625)
Net Realized Gain	97,027,523	596,499	30,575,001	11,915,734
Change in Unrealized Appreciation (Depreciation):
Non-affiliated securities	268,009,877	93,579,416	55,063,828	35,625,625
Affiliated securities	—	150,062,041	—	—
Forward currency contracts	—	—	1,642,940	—
Foreign currency transactions	—	(11,244)	(47,321)	(1,258)
Net Change in Unrealized Appreciation	268,009,877	243,630,213	56,659,447	35,624,367
Net Realized and Unrealized Gain	365,037,400	244,226,712	87,234,448	47,540,101
Net Increase in Net Assets Resulting from Operations	$ 378,662,342	$ 252,285,173	$ 92,739,159	$49,390,905
See Notes to Financial Statements.

Statements of Changes in Net Assets (Unaudited)
	Partners Fund		Small-Cap Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2021 (Unaudited)	2020	2021 (Unaudited)	2020
Operations:
Net investment income	$ 13,624,942	$ 18,120,051	$ 8,058,461	$ 19,553,203
Net realized gain (loss) from investments and foreign currency transactions	97,027,523	41,571,618	596,499	(268,822,690)
Net change in unrealized appreciation from investments and foreign currency transactions	268,009,877	65,950,094	243,630,213	97,562,753
Net increase (decrease) in net assets resulting from operations	378,662,342	125,641,763	252,285,173	(151,706,734)
Distributions to Shareholders:
Distributions before tax return of capital	—	(52,027,624)	—	(102,858,567)
Tax return of capital distributions	—	—	—	(1,248,739)
Total distributions	—	(52,027,624)	—	(104,107,306)
Capital Share Transactions:
Net proceeds from sale of shares	15,196,639	71,433,738	50,587,106	213,617,925
Reinvestment of shareholder distributions	—	48,838,078	—	97,141,867
Cost of shares redeemed	(161,914,217)	(336,367,590)	(146,891,603)	(1,543,214,273)
Net increase (decrease) in net assets from fund share transactions	(146,717,578)	(216,095,774)	(96,304,497)	(1,232,454,481)
Total increase (decrease) in net assets	231,944,764	(142,481,635)	155,980,676	(1,488,268,521)
Net Assets:
Beginning of year	1,655,310,656	1,797,792,291	1,836,718,603	3,324,987,124
End of year	$ 1,887,255,420	$1,655,310,656	$1,992,699,279	$ 1,836,718,603
Capital Share Transactions:
Issued	612,799	4,395,426	1,910,622	10,848,821
Reinvested	—	2,280,163	—	4,102,451
Redeemed	(6,431,087)	(19,044,530)	(5,561,189)	(74,930,010)
Net increase (decrease) in shares outstanding	(5,818,288)	(12,368,941)	(3,650,567)	(59,978,738)
See Notes to Financial Statements.

	International Fund		Global Fund
	Six Months Ended June 30,	Year Ended December 31,	Six Months Ended June 30,	Year Ended December 31,
	2021 (Unaudited)	2020	2021 (Unaudited)	2020
Operations:
Net investment income	$ 5,504,711	$ 5,012,026	$ 1,850,804	$ 2,004,138
Net realized gain (loss) from investments and foreign currency transactions	30,575,001	(66,043,518)	11,915,734	7,451,458
Net change in unrealized appreciation from investments and foreign currency transactions	56,659,447	20,186,519	35,624,367	12,746,741
Net increase (decrease) in net assets resulting from operations	92,739,159	(40,844,973)	49,390,905	22,202,337
Distributions to Shareholders:
Total distributions	—	(5,647,816)	—	(9,951,569)
Capital Share Transactions:
Net proceeds from sale of shares	254,143,921	164,262,799	3,376,996	72,277,055
Reinvestment of shareholder distributions	—	5,164,164	—	8,794,708
Cost of shares redeemed	(50,865,980)	(305,548,470)	(12,241,848)	(39,338,939)
Net increase (decrease) in net assets from fund share transactions	203,277,941	(136,121,507)	(8,864,852)	41,732,824
Total increase (decrease) in net assets	296,017,100	(182,614,296)	40,526,053	53,983,592
Net Assets:
Beginning of year	1,166,162,597	1,348,776,893	342,620,606	288,637,014
End of year	$1,462,179,697	$ 1,166,162,597	$383,146,659	$ 342,620,606
Capital Share Transactions:
Issued	13,590,006	11,922,569	230,643	6,862,453
Reinvested	—	298,507	—	667,876
Redeemed	(2,780,608)	(21,416,711)	(865,263)	(3,572,736)
Net increase (decrease) in shares outstanding	10,809,398	(9,195,635)	(634,620)	3,957,593
See Notes to Financial Statements.

Notes to Financial Statements (Unaudited)
Note 1.  Organization
Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.
Note 2.  Significant Accounting Policies
The Funds follow the accounting and reporting guidance in FASB Accounting Standards Codification 946.
Management Estimates
The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates by Fund management. Actual results could differ from those estimates.
Security Valuation
The following is a description of the valuation techniques applied to the Funds' investments (see also Note 7. Fair Value Measurements).
Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day's close, and categorized as Level 2.
In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.
When market quotations are not readily available, valuations of portfolio securities are determined in accordance with procedures established by and under the general supervision of the Funds' Board of Trustees (the “Board”). In determining fair value, the Board considers relevant qualitative and quantitative information including news regarding significant market or security specific events. The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.
Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds' Trustees. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.
The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.

Security Transactions
For financial reporting purposes, the Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships ("MLPs") in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.
The Funds’ investments in debt securities may contain payment-in-kind ("PIK") interest provisions. PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Funds generally cease accruing PIK interest if there is insufficient value to support the accrual or if the Funds do not expect the underlying company to be able to pay all principal and interest due.
Distributions to Shareholders
Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Federal Income Taxes
The Funds' policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds' capital accounts for permanent book and tax basis differences.
The Funds' tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2017 through 2020), and has concluded that no provision for federal income tax is required in the Funds' financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the period.
Foreign Currency Translations
The books and records of the Funds are maintained in U.S. dollars. Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of each transaction. The market values of investment securities, assets and liabilities are translated into U.S. dollars daily. The Funds do not isolate the portion of net realized and unrealized gains or losses in security investments which are attributable to changes in foreign exchange rates. Accordingly, the impact of such changes is included in the realized and unrealized gains or losses on the underlying securities.
Repurchase Agreements
The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.
Options
The Funds may purchase and sell (“write”) call and put options on various instruments including securities to gain long or short exposure to the underlying instruments. An option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price on a certain date or during a specified period. The cost of securities acquired through the exercise of a call option is increased by the premiums paid. The proceeds from securities sold through the exercise of a purchased put option are decreased by the premiums paid. The cost of purchased options that expire unexercised are treated, on expiration date, as realized losses on investments.
The market value of exchange traded options is the last sales price, and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) options are valued at the mean of their closing bid and ask prices supplied by the counterparty in accordance with fair value procedures established by and under the general supervision of the Funds' Trustees, and are categorized in Level 2 of the fair value hierarchy.
Risk of Options
Gains on investment in options may depend on correctly predicting the market value direction of the underlying security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position and a Fund may experience losses as a result of such illiquidity. Listed options involve minimal counter-party risk since listed options are guaranteed against default by the exchange on which they trade. When purchasing OTC options, the Funds bear the risk of economic loss from counterparty default, equal to the market value of the option.
Forward Currency Contracts
The Funds may use forward currency contracts for hedging purposes to offset currency exposure in portfolio holdings. Forward currency contracts are commitments to purchase or sell a foreign currency at a future maturity date at a prespecified price. The resulting obligation is marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service, and are categorized in Level 2 of the fair value hierarchy. An unrealized gain or loss is recorded for the difference between the contract opening value and its current value. When a contract is closed or delivery is taken, this gain or loss is realized. For federal tax purposes, gain or loss on open forward contracts in qualifying currencies are treated as realized and are subject to distribution at our excise tax year-end date.
Risk of Forward Currency Contracts
Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies or, considered separately, may produce a loss. Not all foreign currencies can be effectively hedged; and the costs of hedging may outweigh the benefits. If our hedging strategy does not correlate well with market and currency movements, price volatility of the portfolio could increase. Where a liquid secondary market for forwards does not exist, the Funds may not be able to close their positions and in such an event, the loss is theoretically unlimited. In addition, the Funds could be exposed to risks if the counterparty to these contracts is unable to perform.
Counterparty Risk and Collateral
The Funds have entered into collateral agreements with counterparties to mitigate risk on OTC derivatives. Collateral is generally determined based on the net unrealized gain or loss with each counterparty, subject to minimum exposure amounts. Collateral, both pledged by and for the benefit of a Fund, is held in a segregated account at the Funds' custodian bank and is comprised of assets specific to each agreement.
Risks Associated with Health Crises
An outbreak of respiratory disease caused by a novel COVID-19 was first detected in China in December 2019 and subsequently spread internationally. COVID-19 has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this COVID-19 may be short term or may last for an extended period of time and result in a substantial economic downturn. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Fund’s performance, the performance of the securities in which a Fund invests and may lead to losses on your investment in a Fund. Please see the Funds’ prospectus for a complete discussion of these and other risks.

Note 3.  Investment Counsel Agreement and Other Transactions with Affiliates
Southeastern Asset Management, Inc. (“Southeastern”) serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:
Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
International Fund	1.10% on first $500 million of average net assets 0.90% in excess of $500 million
Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million
Investment Counsel fees payable at June 30, 2021 were $1,393,787, $1,467,682, $1,285,838, and $398,867 for Partners Fund, Small-Cap Fund, International Fund, and Global Fund, respectively.
Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund's annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:
Partners Fund	0.79%
Small-Cap Fund	1.50
International Fund	1.15
Global Fund	1.15
During the period ended June 30, 2021, Southeastern waived and/or reimbursed $1,886,210, $60,614 and $286,399 expenses of Partners Fund, International Fund and Global Fund, respectively. At June 30, 2021, Investment Counsel fees receivable were $347,873 and $53,359 for Partners Fund and Global Fund, respectively. The Partners Fund fee-waiver agreement is in effect through at least October 31, 2022. The Small-Cap Fund, International Fund and Global Fund fee-waiver agreements do not have a limited term. These agreements may not be terminated without Board approval.
Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. Functions include the preparation of all registration statements, prospectuses, proxy statements, and oversight of daily valuation of the portfolios and calculation of daily net asset values per share. The Funds pay a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets, and are included in Administration fees on the Statements of Operations.
The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (“1940 Act”) of the Trust, each receives annual compensation of $150,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern.
Note 4.  Investment Transactions
Purchases and sales of investment securities for the period ended June 30, 2021 (excluding short-term and U.S. government obligations) are summarized below:
	Purchases	Sales
Partners Fund	$ 69,530,357	$343,438,556
Small-Cap Fund	250,790,013	339,630,860
International Fund	225,557,695	85,065,169
Global Fund	53,058,331	58,307,247

Note 5.  Related Ownership
At June 30, 2021 officers, employees of Southeastern and their families, Fund trustees, the Southeastern retirement plan and other affiliates owned the following:
% of Fund
Partners Fund	28%*
Small-Cap Fund	9
International Fund	28*
Global Fund	58*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the fund.
Note 6.  Affiliated Issuer and Controlled Investments
Under Section 2(a)(3) of the Investment Company Act of 1940, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Affiliated companies during the period ended June 30, 2021 were as follows:
	Shares at 6/30/21	Value at 12/31/20	Purchases	Sales	Dividends/Interest	Net Realized Gain (Loss) 1/1/21 to 6/30/21	Net Unrealized Appreciation (Depreciation) 1/1/21 to 6/30/21	Value at 6/30/21
Small-Cap Fund
CNX Resources Corporation*(a)	8,099,112	$137,717,356	$ —	$ 64,874,554	$ —	$(36,255,850)	$ 74,046,918	$110,633,870
Eastman Kodak Company Convertible Preferred Stock – Series A 5.5%(a)(b)(c)(d)	—	190,717,890	—	186,430,000	—	2,237,160	(6,525,050)	—
Eastman Kodak Company Convertible Preferred Stock – Series B 4.0%(b)(c)(d)	932,150	—	95,452,160	—	4,246,461	—	(466,075)	94,986,085
Empire State Realty Trust, Inc. Holdings Limited	10,274,803	121,081,060	—	29,983,697	359,618	(2,292,074)	34,492,347	123,297,636
Realogy Holdings Corp.*	7,975,208	112,889,308	—	11,818,365	—	(4,276,554)	48,513,901	145,308,290
		$ 562,405,614	$95,452,160	$293,106,616	$ 4,606,079	$(40,587,318)	$150,062,041	$ 474,225,881
*	Non-income producing security.
(a)	Not an affiliate at the end of the period.
(b)	Restricted security, see Portfolio of Investments for additional disclosures.
(c)	Investment categorized as Level 3 in fair value hierarchy. See Note 7.
(d)	$188.7 million of Eastman Kodak Company Convertible Preferred Stock - Series A 5.5% was exchanged for $95.5 million of Eastman Kodak Company Convertible Preferred Stock - Series B 4.0% and $93.2 million in cash.
Note 7.  Fair Value Measurements
FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds' investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.
•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds' own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.
A summary of the inputs used in valuing the Funds' investments at June 30, 2021 follows:
	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$1,493,519,632	$ —	$ —	$1,493,519,632
Short-Term Obligations	—	394,704,000	—	394,704,000
	$1,493,519,632	$ 394,704,000	$ —	$1,888,223,632
Small-Cap Fund
Common Stocks	$ 1,523,409,963	$ —	$ —	$ 1,523,409,963
Preferred Stock	—	—	94,986,085	94,986,085
Short-Term Obligations	—	376,322,000	—	376,322,000
	$ 1,523,409,963	$ 376,322,000	$94,986,085	$ 1,994,718,048
International Fund
Common Stocks	$ 1,342,396,701	$ —	$ —	$ 1,342,396,701
Warrants	878,680	—	—	878,680
Options Purchased	—	232,500	—	232,500
Short-Term Obligations	—	120,984,000	—	120,984,000
	$1,343,275,381	$121,216,500	$ —	$ 1,464,491,881
Global Fund
Common Stocks	$ 333,089,230	$ —	$ —	$ 333,089,230
Options Purchased	—	28,500	—	28,500
Short-Term Obligations	—	50,728,000	—	50,728,000
	$ 333,089,230	$ 50,756,500	$ —	$ 383,845,730
The following table provides quantitative information related to the significant unobservable inputs used to determine the value of Level 3 assets and the sensitivity of the valuations to changes in those significant unobservable inputs. These securities were valued by a third party specialist utilizing a binomial lattice pricing model (a type of the income approach), which includes an analysis of various factors and subjective assumptions, including the current common stock price, expected period until exercise, expected volatility of the common stock, expected dividends, risk-free rate, credit quality of the issuer, and common stock borrow cost. Because the Valuation Committee considers a variety of factors and inputs, both observable and unobservable, in determining fair values, the significant unobservable inputs presented below do not reflect all inputs significant to the fair value determination.
Fund	Investments in Securities	Fair Value (000s)	Valuation Technique	Unobservable Input	Value or Range of Input	Impact to Valuation from an Increase in Input*
Small-Cap Fund	Preferred Stock	$94,986	Binomial Lattice Pricing	Straight Debt Yield	16%	Decrease
				Expected Volatility	62%	Increase
*	Represents the directional change in the fair value that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in insolation could result in significantly higher or lower fair value.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value at June 30, 2021:
Small-Cap Fund
Fair value at December 31, 2020	$ 190,717,890
Purchases	95,452,160
Sales	(186,430,000)
Change in unrealized depreciation(a)	(6,991,125)
Realized gain	2,237,160
Fair value at June 30, 2021	$ 94,986,085
(a)	Statements of Operations location: Change in Unrealized Appreciation (Depreciation) Affiliated investments. $(466,075) relates to assets held as of June 30, 2021.
Note 8.  Derivative Instruments
The Funds invested in options and forward currency contracts to hedge embedded currency exposure related to specific holdings.
The Statements of Assets and Liabilities included the following financial derivative instrument fair values at June 30, 2021:
	Location	Currency
International Fund
Options Purchased	Non-affiliated securities, at value	$232,500
Global Fund
Options Purchased	Non-affiliated securities, at value	$ 28,500
Financial derivative instruments had the following effect on the Statements of Operations for the period ended June 30, 2021:
	Location	Currency
International Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (859,712)
Forward currency contracts	Forward currency contracts	(2,489,459)
$(3,349,171)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 354,460
Forward currency contracts	Forward currency contracts	1,642,940
$ 1,997,400
Global Fund
Net realized loss:
Options purchased	Non-affiliated securities	$ (155,136)
Change in unrealized appreciation:
Options purchased	Non-affiliated securities	$ 88,630
For the period ended June 30, 2021, the average monthly notional value of derivative instruments were as follows:
	Options Purchased	Forward Currency Contracts
International Fund	$147,666,667	$28,695,524
Global Fund	20,666,667	—
The Funds may invest in certain securities or engage in other transactions where the Funds are exposed to counterparty credit risk in addition to broader market risks. The Funds may face increased risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Funds' investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Funds to increased risk of loss.
The Funds have entered into master agreements with its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund's net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.
Note 9.  Federal Income Taxes
The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each fund as of June 30, 2021 were as follows:
	Partners Fund	Small-Cap Fund	International Fund	Global Fund
Gross unrealized appreciation	$ 379,208,351	$ 294,118,940	$ 319,085,851	$ 74,514,855
Gross unrealized depreciation	(95,028,670)	(6,326,860)	(22,920,159)	(5,085,549)
Net unrealized appreciation (depreciation)	$ 284,179,681	$ 287,792,080	$ 296,165,692	$ 69,429,306
Cost for federal income tax purposes	$1,604,043,951	$1,706,925,968	$1,168,326,189	$314,416,424
Note 10.  Commitments and Contingencies
The Funds indemnify the Trust's Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
Note 11.  Subsequent Events
The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

Financial Highlights
The presentation is for a share outstanding throughout each period.
Partners Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 21.73	$ 20.30	$ 18.35	$ 26.84	$ 25.36	$ 21.45
Net Investment Income(a)	0.19	0.23	0.38	0.42	0.12	0.20
Net Realized and Unrealized Gain (Loss)	4.90	1.90	2.33	(4.78)	3.74	4.24
Total from Investment Operations	5.09	2.13	2.71	(4.36)	3.86	4.44
Dividends from Net Investment Income	—	(0.23)	(0.42)	(0.47)	(0.33)	— (d)
Distributions from Net Realized Capital Gains	—	(0.47)	(0.34)	(3.66)	(2.05)	(0.53)
Total Distributions	—	(0.70)	(0.76)	(4.13)	(2.38)	(0.53)
Net Asset Value End of Period	$ 26.82	$ 21.73	$ 20.30	$ 18.35	$ 26.84	$ 25.36
Total Return	23.42% (e)	10.53%	14.81%	(17.98)%	15.51%	20.72%
Net Assets End of Period (thousands)	$1,887,255	$1,655,311	$1,797,792	$1,980,081	$3,293,533	$3,448,288
Ratio of Expenses to Average Net Assets	0.79% (f)(g)	0.79% (g)	0.93% (g)	0.97%	0.95%	0.95%
Ratio of Net Investment Income to Average Net Assets	1.49% (f)	1.23%	1.92%	1.59%	0.44%	0.84%
Portfolio Turnover Rate	5% (e)	37%	6%	37%	28%	17%

Small-Cap Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 23.85	$ 24.27	$ 22.10	$ 27.60	$ 27.49	$ 26.98
Net Investment Income(a)	0.11	0.18	0.51	0.74	0.48 (b)	0.07
Net Realized and Unrealized Gain (Loss)	3.20	0.79 (c)	3.78	(2.24)	1.95	5.39
Total from Investment Operations	3.31	0.97	4.29	(1.50)	2.43	5.46
Dividends from Net Investment Income	—	(0.55)	(0.62)	(0.76)	(0.45)	(0.10)
Distributions from Net Realized Capital Gains	—	(0.82)	(1.50)	(3.24)	(1.87)	(4.85)
Return of Capital	—	(0.02)	—	—	—	—
Total Distributions	—	(1.39)	(2.12)	(4.00)	(2.32)	(4.95)
Net Asset Value End of Period	$ 27.16	$ 23.85	$ 24.27	$ 22.10	$ 27.60	$ 27.49
Total Return	13.88% (e)	4.14%	19.65%	(6.52)%	8.99%	20.48%
Net Assets End of Period (thousands)	$1,992,699	$1,836,719	$3,324,987	$3,109,436	$3,805,597	$3,995,661
Ratio of Expenses to Average Net Assets	0.96% (f)	0.96%	0.93%	0.92%	0.92%	0.91%
Ratio of Net Investment Income to Average Net Assets	0.81% (f)	0.89%	2.10%	2.61%	1.70% (b)	0.23%
Portfolio Turnover Rate	16% (e)	33%	22%	32%	29%	31%

(a)	Computed using average shares outstanding throughout the period.
(b)	Includes receipt of a $17,466,656 special dividend, if the special dividend had not occurred, net investment income per share and the ratio of net investment income to average net assets would have decreased by $0.12 and 0.43%, respectively.
(c)	Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in the net realized and unrealized gain (loss) on investments for the period.
(d)	Rounds to less than $0.01.
(e)	Not annualized.
(f)	Annualized.
(g)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the periods ended June 30, 2021 and December 31, 2020 and 2019 were 1.00%, 1.03%, and 1.00%, respectively.

International Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 17.38	$ 17.68	$ 15.26	$ 16.63	$ 13.53	$ 12.35
Net Investment Income(a)	0.08	0.07	0.14	0.12	0.05	0.11
Net Realized and Unrealized Gain (Loss)	1.31	(0.29)	2.89	(1.29)	3.23	1.39
Total from Investment Operations	1.39	(0.22)	3.03	(1.17)	3.28	1.50
Dividends from Net Investment Income	—	(0.08)	(0.14)	—	(0.18)	(0.32)
Distributions from Net Realized Capital Gains	—	—	(0.47)	(0.20)	—	—
Total Distributions	—	(0.08)	(0.61)	(0.20)	(0.18)	(0.32)
Net Asset Value End of Period	$ 18.77	$ 17.38	$ 17.68	$ 15.26	$ 16.63	$ 13.53
Total Return	8.00% (b)	(1.22)%	20.00%	(7.08)%	24.23%	12.20%
Net Assets End of Period (thousands)	$1,462,180	$1,166,163	$1,348,777	$1,012,707	$1,177,197	$988,743
Ratio of Expenses to Average Net Assets	1.15% (c)(d)	1.15% (c)	1.15% (c)	1.18% (c)	1.29%	1.33%
Ratio of Net Investment Income to Average Net Assets	0.83% (d)	0.46%	0.82%	0.75%	0.33%	0.88%
Portfolio Turnover Rate	7% (b)	28%	23%	46%	25%	21%

Global Fund
	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Net Asset Value Beginning of Period	$ 13.26	$ 13.19	$ 11.25	$ 14.94	$ 11.96	$ 9.98
Net Investment Income(a)	0.07	0.08	0.12	0.18	0.05	0.06
Net Realized and Unrealized Gain (Loss)	1.87	0.39	2.17	(2.48)	3.09	1.98
Total from Investment Operations	1.94	0.47	2.29	(2.30)	3.14	2.04
Dividends from Net Investment Income	—	(0.07)	(0.13)	(0.13)	(0.03)	(0.06)
Distributions from Net Realized Capital Gains	—	(0.33)	(0.22)	(1.26)	(0.13)	—
Total Distributions	—	(0.40)	(0.35)	(1.39)	(0.16)	(0.06)
Net Asset Value End of Period	$ 15.20	$ 13.26	$ 13.19	$ 11.25	$ 14.94	$ 11.96
Total Return	14.63% (b)	3.57%	20.38%	(16.16)%	26.33%	20.43%
Net Assets End of Period (thousands)	$383,147	$342,621	$288,637	$212,824	$238,865	$187,584
Ratio of Expenses to Average Net Assets	1.15% (c)(d)	1.19% (c)	1.20% (c)	1.20% (c)	1.20% (c)	1.32% (c)
Ratio of Net Investment Income to Average Net Assets	0.99% (d)	0.72%	0.95%	1.19%	0.36%	0.54%
Portfolio Turnover Rate	17% (b)	36%	37%	29%	27%	33%

(a)	Computed using average shares outstanding throughout the period.
(b)	Not annualized.
(c)	Expenses presented net of fee waiver. The International Fund expense ratio before waiver for the periods ended June 30, 2021 and December 31, 2020, 2019 and 2018 were 1.16%, 1.20%, 1.17% and 1.21%, respectively. The Global Fund expense ratio before waiver for the periods ended June 30, 2021 and December 31, 2020, 2019, 2018, 2017, and 2016 were 1.30%, 1.33%, 1.32%, 1.33%, 1.48%, and 1.52%, respectively.
(d)	Annualized.

Expense Example (Unaudited)
Shareholders of mutual funds may incur two types of costs: (1) ongoing costs, including management fees, transfer agent fees, and other fund expenses; and (2) transaction costs, including sale charges (loads) and redemption fees. Longleaf does not charge transaction fees of any sort.
The following examples are intended to show the ongoing costs (in dollars) of investing in the Longleaf Partners Funds and to enable you to compare the costs of investing in other mutual funds. Each example is based on an investment of $1,000 made at January 1, 2021 and held through June 30, 2021.
Actual Expenses
The table below provides information about actual account values and actual expenses using each Fund's actual return for the period. To estimate the expenses that you paid over the period, divide your account balance by $1,000 (for example, a $12,500 account balance divided by $1,000 = 12.5), then multiply the result by the number in the third line entitled “Expenses Paid During Period.”
Hypothetical Example for Comparison Purposes
The table below also provides information about hypothetical account values and expenses based on each Fund's actual expense ratio and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. Do not use the hypothetical data below to estimate your ending account balance or expenses you paid. This information serves only to compare the ongoing costs of investing in Longleaf with other mutual funds. To do so, examine this 5% hypothetical example against the 5% hypothetical examples found in other funds' shareholder reports.
The expenses shown in the table highlight only ongoing costs and do not reflect transactional costs that may be charged by other funds. Therefore, the table does not reveal the total relative costs of owning different funds. Since Longleaf does not charge transactions fees, you should evaluate other funds' transaction costs to assess the total cost of ownership for comparison purposes.
		Actual		Hypothetical (5% return before expenses)
	Beginning account value 12/31/2020	Ending account value 06/30/2021	Expenses paid during period *	Ending account value 06/30/2021	Expenses paid during period *	Annualized expense ratio
Partners Fund	$1,000.00	$ 1,234.20	$ 4.38	$ 1,020.88	$3.96	0.79%
Small-Cap Fund	1,000.00	1,138.80	5.09	1,020.03	4.81	0.96
International Fund	1,000.00	1,080.00	5.93	1,019.09	5.76	1.15
Global Fund	1,000.00	1,146.30	6.12	1,019.09	5.76	1.15

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by 365 days in the current year.

Fund Information
The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC's website at sec.gov.
Proxy Voting Policies and Procedures
A description of Longleaf's Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).
Proxy Voting Record
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.
Quarterly Portfolio Holdings
Longleaf provides a complete list of its holdings four times each year, as of the end of each quarter. The Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-CSR (second and fourth quarters) and Form NPORT-EX (formerly N-Q) (first and third quarters). Shareholders may view the Longleaf Funds' Forms N-CSR and NPORT-EX on the SEC's website at www.sec.gov. Forms N-CSR and NPORT-EX may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (202) 551-8090 (direct) or (800) 732-0330 (general SEC number). A list of the Longleaf Funds' quarter-end holdings is also available at www.southeasternasset.com on or about 15 days following each quarter end and remains available until the list is updated in the subsequent quarter.
Fund Trustees
Additional information about Fund Trustees is included in the SAI.

Service Directory
Call (800) 445-9469
Fund Information
To request a printed Prospectus, Summary Prospectus (connect.rightprospectus.com/Longleaf/TADF/543069108/SP#), Statement of Additional Information (including Longleaf's Proxy Voting Policies and Procedures), financial report, application or other Fund information from 8:00 a.m. to 8:00 p.m. Eastern time, Monday through Friday.
Shareholder Inquiries
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.
Account Information
For automated account balance and transaction activity, 24 hours a day, seven days a week.
Correspondence
By regular mail:	By express mail or overnight courier:
Longleaf Partners Funds	Longleaf Partners Funds
P.O. Box 9694	c/o BNY Mellon
Providence, RI 02940-9694	4400 Computer Drive
Westborough, MA 01581
(800) 445-9469
Published Daily Price Quotations
Below are the common references for searching printed or electronic media to find daily NAVs of the Funds.
Abbreviation	Symbol	Cusip	Transfer Agent Fund Number	Status to New Investors
Partners	LLPFX	543069108	133	Open
Sm-Cap	LLSCX	543069207	134	Open
Intl	LLINX	543069405	136	Open
Global	LLGLX	543069504	137	Open

Our Governing Principles

We will treat your investment as if it were our own.

We will remain significant investors in Longleaf Partners Funds.

We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.

We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.

We will focus our assets in our best ideas.

We will not impose loads or 12b-1 charges on mutual fund shareholders.

We will consider closing to new investors if closing would benefit existing clients.

We will discourage short-term speculators and market timers.

We will continue our efforts to enhance shareholder services.

We will communicate with our investment partners as candidly as possible.

Item 1(b) Rule 30e-3 Notice

August 26, 2021

An Important Report to Shareholders of Longleaf Partners Funds

is Now Available Online and in Print by Request

The Longleaf Partners Funds have filed a new shareholder report, which is now available online and in print by request. Your shareholder report contains important information about your investments, including performance, expenses, portfolio holdings, and financial statements. We encourage you to access and review it. You can:

•	Access the report and other resources at https://southeasternasset.com/investment-offerings/longleaf-partners-fund/ under the heading “Resources.”

•

At any time, request a mailed copy of the report and other resources at no charge by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive a paper copy.

•

Sign-up for e-delivery of shareholder reports and other communications by logging on to your account at https://my.accessportals.com/app/a07/login, by calling (800) 445-9469, by written request to Longleaf Partners Funds, P.O. Box 9694, Providence, RI 02940-9694, or by contacting your financial intermediary. You will not otherwise receive an email copy.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

A complete schedule of investments for the period ended June 30, 2021 is included in the Semi-Annual Report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

At the date of filing this Form N-CSR, the registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

Exhibit 99. CERT Certification Required by Item 12(a)(2) of Form N-CSR

Exhibit 99.906 CERT Certification Pursuant to Section  906 of the Sarbanes Oxley Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Longleaf Partners Funds Trust

By	/s/ O. Mason Hawkins
O. Mason Hawkins
Trustee
Longleaf Partners Funds Trust

Date	August 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Ross Glotzbach
Ross Glotzbach CEO, Southeastern Asset Management, Inc. Functioning as principal executive officer under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 26, 2021

By	/s/ Ryan S. Hocker
Ryan S. Hocker
Global Funds Treasurer, Southeastern Asset
Management, Inc. Functioning as principal financial officer
under agreements with Longleaf Partners Funds Trust and its separate series

Date	August 26, 2021

A signed original of this written statement has been provided to Longleaf Partners Funds Trust and will be retained by Longleaf Partners Funds Trust and furnished to the Securities and Exchange Commission or its staff upon request.